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                                                                   EXHIBIT 10.20

                                      NOTE

$197,450.00                                                Sunnyvale, California

                                                               December 23, 1996

1. FOR VALUE RECEIVED, Earle Canty promises to pay to Cardiac Pathways Corporation, a California corporation (the "Company"), or order, the principal sum of One Hundred Ninety Seven Thousand Four Hundred Fifty Dollars ($197,450), together with interest in the unpaid principal hereof from the date hereof at the rate of six and four tenths percent (6.4%) per annum.

2. Principal shall be due and payable in installments as follows: upon sale of the shares, or any portion thereof (the "Shares"), underlying the options granted to the undersigned by the Company on January 22, 1996 (the "Options"), fifty percent (50%) of the proceeds from the sales of such Shares shall be due and payable as an installment to be applied against the principal amount of this Note; provided, however, that if no principal shall remain unpaid under this Note, such proceeds shall be applied against the principal of any other note the undersigned shall have made with the Company under which the principal amount is not fully paid, but shall not be applied against interest due under this Note or any other such note. Interest shall be due and payable in equal annual installments on the last day of each fiscal year of the Company during which this Note is outstanding. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Any remaining indebtedness evidenced by this Note, if not sooner paid, shall be due and payable upon the Maturity Date (as hereinafter defined). Payment of principal and interest shall be made in lawful money of the United States of America.

3. Notwithstanding anything to the contrary contained in this Note, the entire principal balance and all accrued and unpaid interest thereon shall, at the option of the Company, be due and payable upon that date (the "Maturity Date") which is the earlier of:

     A. The date of termination or cessation of employment of the undersigned with the Company for any reason, whether voluntary or involuntary, and whether with cause or without cause;

     B.   The fifth (5th) anniversary of the date of this Note.

4. The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

5. This note is subject to the terms of the Options. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.


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6.   The holder of this Note shall have recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

7. This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of the undersigned and the Company. No delay or failure by the Company in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by the Company for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the Company under contract or under law. The rights of the Company under this Note are in addition to any other rights and remedies which the Company may have.

8. The undersigned hereby acknowledges that the Company has made no representation or warranty to the undersigned concerning the income tax consequences of the loan to the undersigned, and the undersigned shall be solely responsible for ascertaining and bearing such tax consequences.

9. Should any action be instituted for the collection of this Note, the reasonable costs and attorney's fees therein of the holder shall be paid by the undersigned.



                                                     /s/  Earle Canty
                                                     ---------------------------
                                                     Earle Canty